SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2003

HYPERFEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

300 South Wacker Drive, Suite 300
Chicago, Illinois  60606

(Address of principal executive offices)

(312) 913-2800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7.		Financial Statements and Exhibits

	(c)	Exhibits

		Number	Exhibit

		99.1	Press Release dated April 28, 2003.

Item 9.		Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations,” is instead being furnished under Item 9, “Regulation FD Disclosure.”

On April 28, 2003, HyperFeed Technologies, Inc. (the “Company”) issued a press release attached to this report as Exhibit 99.1.  The text of that press release is incorporated in this Item by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.

Date: April 29, 2003	By	/s/ JIM R. PORTER
Jim R. Porter
Chairman of the Board and
Chief Executive Officer